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                                                                    EXHIBIT 25.1


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS A TRUSTEE


          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2)___


                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                (Name of Trustee)


           (NOT APPLICABLE)                                   22-1147033
   (Jurisdiction of Incorporation or                       (I.R.S. Employer
Organization if not a U.S. National Bank)                 Identification No.)


               301 SOUTH COLLEGE STREET, CHARLOTTE, NORTH CAROLINA
                     Address of Principal Executive Offices)
                                   28288-0630
                                   (Zip Code)

                               GOLD FIELDS LIMITED
                                (Name of Obligor)

                                  South Africa
            (State or Jurisdiction of Incorporation or Organization)

                                 Not Applicable
                      (I.R.S. Employer Identification No.)


                2424 St. Andrews Rd. Parktown, 2193 South Africa
                    (Address of Principal Executive Offices)
                               011-27-11-644-2400
                                   (Zip Code)

                                 DEBT SECURITIES
                         (Title of Indenture Securities)



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                                     GENERAL
ITEM 1.  GENERAL INFORMATION.

         Furnish the following information as to the trustee:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT:

                Comptroller of the Currency, Washington, D.C.
                Board of Governors of the Federal Reserve System, Richmond, VA 23219 Federal Deposit Insurance Corporation, Washington, D.C.

         (b)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  The Trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

ITEM 16. LISTS OF EXHIBITS.

         1*    -COPY OF ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT.
         2     -NO CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS
                IS FURNISHED SINCE THIS AUTHORITY IS CONTAINED IN THE ARTICLES OF ASSOCIATION OF THE TRUSTEE.
         3*    -COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE
                TRUST POWERS.
         4*    -COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, AS NOW IN EFFECT.
         5     -NOT APPLICABLE.
         6     -THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321 (b) OF THE
                ACT.
         7     -A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE
                PUBLISHED PURSUANT TO THE LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.
         8     -NOT APPLICABLE
         9     -NOT APPLICABLE

*EXHIBIT THUS DESIGNATED HAS HERETOFORE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, HAVE NOT BEEN AMENDED SINCE FILING AND ARE INCORPORATED HEREIN BY REFERENCE (SEE EXHIBIT T-1 REGISTRATION NUMBER 333-86372).

IN ANSWERING ANY ITEM IN THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION WHICH RELATES TO MATTERS PECULIARLY WITHIN THE KNOWLEDGE OF THE OBLIGOR OR OF ITS DIRECTORS OR OFFICERS, OR AN UNDERWRITER FOR THE OBLIGOR, THE UNDERSIGNED, WACHOVIA BANK, NATIONAL ASSOCIATION, HAS RELIED UPON INFORMATION FURNISHED TO IT BY THE OBLIGOR OR SUCH UNDERWRITER.





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                                    SIGNATURE


         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, WACHOVIA BANK NATIONAL ASSOCIATION, ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE TOWN OF MORRISTOWN, AND STATE OF NEW JERSEY, ON THE 2ND DAY OF FEBRUARY, 2004.


                                         WACHOVIA BANK, NATIONAL ASSOCIATION



                                         (TRUSTEE)


(CORPORATE SEAL)
                                         BY: /s/ STEPHANIE ROCHE
                                             ---------------------------------
                                             VICE PRESIDENT


















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                                   EXHIBIT T-6

                               CONSENT OF TRUSTEE


         PURSUANT TO THE REQUIREMENTS OF SECTION 321(b) OF THE TRUST INDENTURE ACT OF 1939, AND IN CONNECTION WITH THE PROPOSED ISSUE OF GOLD FIELDS LIMITED WE HEREBY CONSENT THAT REPORTS OF EXAMINATIONS BY FEDERAL, STATE, TERRITORIAL OR DISTRICT AUTHORITIES MAY BE FURNISHED BY SUCH AUTHORITIES TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST THEREFOR.



                                         WACHOVIA BANK, NATIONAL ASSOCATION



                                         BY: /s/ STEPHANIE ROCHE
                                             -----------------------------------
                                             VICE PRESIDENT













MORRISTOWN, NJ
FEB 2, 2004





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                                   EXHIBIT T-7

                               REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the Wachovia Bank, National Association, at the close of business on December 31, 2003, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 1 Comptroller of the Currency. STATEMENT OF RESOURCES AND LIABILITIES

                                     ASSETS
                               Thousand of Dollars

Cash and balance due from depository institutions:
    Non interest-bearing balances and currency and coin..............................           12,097,000
    Interest-bearing balances........................................................              700,000
Securities...........................................................................            /////////
    Hold-to-maturity securities......................................................                    0
    Available-for-sale securities....................................................           97,451,000
Federal funds sold and securities purchased under agreements                                    //////////
to resell
           Federal funds sold in domestic offices                                                  464,000
           Securities purchased under agreements to resell                                       4,667,000
Loans and lease financing receivables:
           Loan and leases held for sale                                                        13,152,000
           Loan and leases, net of unearned income...................................          162,784,000
           LESS: Allowance for loan and lease losses.................................            2,434,000
           LESS: Allocated transfer risk reserve.....................................                    0
           Loans and leases, net of unearned income and allowance....................          160,350,000
Trading Assets                                                                                  24,824,000
Premises and fixed assets (including capitalized leases).............................            3,748,000
Other real estate owned..............................................................              142,000
Investment in unconsolidated subsidiaries and associated companies...................              866,000
Customer's liability to this bank on acceptances outstanding.........................              854,000
Intangible assets....................................................................
           Goodwill..................................................................            9,538,000
           Other intangible Assets...................................................            1,537,000
Other assets.........................................................................           23,151,000
TOTAL ASSETS.........................................................................          353,541,000


                                   LIABILITIES

Deposits:
           In domestic offices.......................................................          211,576,000
              Noninterest-bearing....................................................           14,797,000
              Interest-bearing.......................................................          196,779,000
           In foreign offices, Edge and Agreement subsidiaries, and IBFs.............           14,252,000
              Noninterest-bearing....................................................               49,000
              Interest-bearing.......................................................           14,203,000
Federal funds purchased and securities sold under agreements to repurchase
              Federal funds purchased in domestic offices............................            4,363,000
              Securities sold under agreements to repurchase.........................           24,808,000
Trading liabilities..................................................................           15,073,000
Other borrowed money.................................................................           29,254,000
Bank's liability on acceptances executed and outstanding.............................              876,000
Subordinated notes and debentures....................................................            8,549,000
Other liabilities....................................................................           12,100,000
TOTAL LIABILITIES....................................................................          320,851,000
Minority Interest in consolidated subsidiaries.......................................            2,301,000

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

                                           EQUITY CAPITAL

Perpetual preferred stock and related surplus........................................                    0
Common Stock ........................................................................              455,000
Surplus .............................................................................           24,216,000
Retained Earnings....................................................................            4,415,000
Accumulated other comprehensive income...............................................            1,303,000
Other Equity Capital components......................................................                    0
Total equity capital.................................................................           30,389,000
Total liabilities, minority interest and equity capital..............................          353,541,000